Supplement dated November 9, 2006

to the

Buffalo Funds® Prospectus dated July 28, 2006

Relating to the

Buffalo Micro Cap Fund

The return information in the bar chart showing Annual Total Returns for the year ended December 31, 2005 for the Buffalo Micro Cap Fund in the section entitled “Past Performance” in the Buffalo Funds’ Prospectus was incorrect. The correct performance information was reflected in the adjacent average annual total returns table. The corrected bar chart is shown below.

Buffalo Micro Cap Fund

Annual Total Return as of December 31 of Each Year

Please retain this supplement with your Prospectus.